UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21532

The Penn Street Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

2240 RIDGEWOOD ROAD, SUITE 101 WYOMISSING, PA  19610

 (Address of Principal Executive Offices)                  (Zip Code)

The Penn Street Fund, Inc.

Mr. David D. Jones, Esquire

395 Sawdust Road, #2148  The Woodlands,  TX  77381

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP,

312 Walnut Street, Suite 1400

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:   866-207-5175

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

President’s Message to Fellow Shareholders

It has certainly been an exciting year here at The Penn Street Fund, Inc. (“Penn Street”) as positive progress has been made in various aspects of the Fund’s management since assuming the responsibility of President in January, 2007.  With our shareholders’ support and approval, Penn Street slated a new, experienced and committed board.  In addition, shareholders approved Berkshire Advisors, Inc. to serve as the Master Advisor to The Penn Street Fund, Inc.

Keeping with a theme of positive progress, we have identified and implemented service providers for the Fund which have inherently created cost savings, but more importantly, has laid the groundwork for a more efficient way for The Penn Street Fund, Inc. to compete and expand on a regional and national basis.

I would like to thank our board members, Scott L. Rehr, Nelson H. Long, CPA, David Jones, Esq. and Michael Ricca, CPA as well as the following service providers for their commitment and support to your Fund:  Mutual Shareholder Services, Fund Administration; Unified Financial Securities, Fund Distribution; and Huntington Bank, serving as Custodian.

Over the past several months, we have been actively working with Unified Financial Securities, the Fund distributor, to engage broker dealers and financial platforms of other registered advisors and registered representatives for the benefit of Fund distribution.  While this is a slow and measured process, our selling agreements continue to grow in line with our expansion goals.

I am pleased to announce that the new and updated Penn Street Fund website:  www.pennstreetfunds.com was finally completed and activated this fall.  At this time, shareholders can view current Fund news, quarterly updates, as well as access their own account information, 24 hours a day, 7 days a week.

For the year ending October 31, 2007, your Fund posted a total return of 16.48% compared with a total return of 14.56% for the S&P 500.  This above-average return has helped the Fund to be recognized by the Wall Street Journal numerous times for its performance as a “Category King,” since its inception.

While much has been accomplished in the previous year, our focus must be continually looking forward in order to maximize opportunities for growth on a regional as well as national basis.

On behalf of the Penn Street board, along with myself, I welcome all of our new shareholders and thank our long-term investors for their continued faith in The Berkshire Advisors Select Equity Portfolio.

Sincerely,

Jay Kemmerer

President & CEO

Berkshire Advisors, Inc.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

PERFORMANCE ILLUSTRATION (UNAUDITED)

OCTOBER 31, 2007

Comparison of change in value of a $10,000 investment in

Berkshire Advisors Select Equity Portfolio

and Standard & Poor’s 500 Index

	One Year	Average Annual Return Since Inception	Value of a $10,000 Investment
Berkshire Advisors Select Equity Portfolio	16.48%	13.53%	$16,742
S&P 500 *	14.56%	14.39%	$19,604

25,000
20,000
15,000
10,000
5,000
0
Berkshire Advisors Select Equity Portfolio ($16,742)
S&P 500 Index ($19,604)
4/2/2003
4/30/2003
7/31/2003
10/31/2003
1/31/2004
4/30/2004
7/31/2004
10/31/2004
1/31/2005
4/30/2005
7/31/2005
10/31/2005
1/31/2006
4/30/2006
7/31/2006
10/31/2006
1/31/2007
4/30/2007
7/31/2007
10/31/2007

The maximum sales load, and other charges deducted from payments, is deducted from initial $10,000 investment.

(a)   The performance data noted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed,

        may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares. To obtain the most recent month-end standardized performance, please call toll-free (866) 207-5175.

*     The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the

       United States.

The graph assumes an initial $10,000 investment ($9,450 after maximum sales load of 5.50%) at April 2, 2003 (Date of Initial Public Offering ).  All dividends and distributions are reinvested.  This graph depicts the performance of the Berkshire Advisors Select Equity Portfolio versus the S&P 500 Total Return Index.  It is important to not that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Schedule of Investments
October 31, 2007

Shares		Value

COMMON STOCK - 93.37%

Aircraft & Parts - 2.04%
1,300	Textron, Inc.	$ 89,973

Computer & Office Equipment - 4.48%
1,800	Hewlett-Packard Co.	93,024
900	International Business Machines Corp.	104,508
		197,532
Computer Storage Devices - 2.72%
4,300	Seagate Technology	119,712

Construction Machinery & Equipment - 0.60%
400	CNH Global NV	26,232

Crude Petroleum & Natural Gas - 0.47%
300	Occidental Petroleum Corp.	20,715

Drilling Oil & Gas Wells - 3.85%
1,600	Ensco International, Inc.	88,784
1,000	Globalsantafe Corp.	81,030
		169,814
Electric & Other Services Combined - 4.44%
800	Consolidated Edison, Inc.	37,672
500	PG&E Corp.	24,465
500	Public Service Enterprise Group, Inc.	47,800
3,800	Xcel Energy, Inc.	85,690
		195,627
Electric Services - 2.17%
1,400	FPL Group, Inc.	95,788

Farm Machinery & Equipment - 2.11%
600	Deere & Co.	92,940

	The accompanying notes are an integral part of the financial statements.

Fats & Oils - 1.05%
400	Bunge Ltd.	46,076

Fire, Marine & Casualty Insurance - 9.18%
1,300	Ace Ltd.	78,793
1,200	Allstate Corp.	62,880
1,800	Chubb Corp.	96,030
1,300	Safeco Corporation	75,270
1,750	Travelers Companies, Inc.	91,368
		404,341
Household Appliances - 1.80%
1,000	Whirlpool Corp.	79,180

Industrial Inorganic Chemicals - 0.89%
400	Air Products & Chemical, Inc.	39,140

Insurance Agents, Brokers & Service - 4.01%
900	Hartford Financial Services Group, Inc.	87,327
1,300	Metlife, Inc.	89,505
		176,832
Life Insurance - 6.92%
2,700	Genworth Financial, Inc.	73,710
1,000	Lincoln National Corp.	62,370
800	Prudential Financial, Inc.	77,376
1,400	Torchmark Corp.	91,224
		304,680
Metal Mining - 2.94%
1,100	Freeport McMoran, Inc.	129,448

Miscellaneous Fabricated Metal Products - 0.68%
375	Parker Hannifin Corp.	30,139

Motor Vehicles & Passenger Car Bodies - 2.05%
2,300	General Motors Corp.	90,137

	The accompanying notes are an integral part of the financial statements.
National Commercial Banks - 2.13%
2,000	JP Morgan Chase & Co.	94,000

Pharmaceutical Preparations - 1.97%
1,600	Lilly Eli & Co.	86,640

Petroleum Refining - 9.66%
900	Chevron Corporation	82,359
800	ConocoPhillips	67,968
500	Exxon Mobil Corp.	45,995
1,100	Hess Corp.	78,771
800	Sunoco, Inc.	58,880
1,300	Valero Energy Corp.	91,559
		425,532
Railroads, Line-Haul Operating - 5.21%
850	Union Pacific Corp.	108,834
1,300	Norfolk Southern Corp.	67,145
1,200	CSX Corp.	53,724
		229,703
Retail-Eating Places - 2.06%
1,000	Darden Restaurants, Inc.	43,000
800	McDonalds Corp.	47,760
		90,760
Retail - Jewelry Stores - 0.98%
800	Tiffany & Co.	43,344

Rolling Drawing & Extruding Of Nonferrous Metals - 1.62%
1,800	Alcoa, Inc.	71,262

Security Brokers, Dealers & Flotation Companies - 6.92%
1,400	Lehman Brothers Holdings, Inc.	88,676
1,000	Morgan Stanley	67,260
600	Goldman Sach Group, Inc.	148,752
		304,688

	The accompanying notes are an integral part of the financial statements.
Steel Works, Blast Furnaces & Rolling Mills - 0.49%
200	United States Steel Corp.	21,580

Surety Insurance - 1.79%
1,000	MBIA, Inc.	43,040
500	XL Capital Ltd.	35,975
		79,015
Telephone Communications - 1.99%
2,100	AT&T, Inc.	87,759

Water Transportation - 0.49%
500	Royal Caribbean Cruises Ltd.	21,440

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.95%
1,300	McKesson Corp.	85,930

Wholesale-Durable Goods - 2.04%
1,000	W.W. Grainger, Inc.	89,920

Wholesale-Motor Vehicle Supplies & New Parts - 1.67%
1,500	Genuine Parts Co.	73,605

TOTAL FOR COMMON STOCK (Cost $3,604,482) - 93.37%		$ 4,113,484

EXCHANGE TRADED FUNDS - 2.10%
1,000	Health Care Select SPDR	36,010
2,000	Technology Select Sector SPDR	56,800

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $91,800) - 2.10%		$ 92,810

REAL ESTATE INVESTMENT TRUSTS - 2.12%
1,300	Prologis SBI	93,262

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $84,306) - 2.12%		$ 93,262

	The accompanying notes are an integral part of the financial statements.
SHORT TERM INVESTMENTS - 2.64%
116,220	Fidelity Institutional Money Market - Class I 5.33%* (Cost $116,220)	116,220

TOTAL INVESTMENTS (Cost $3,896,808) - 100.23%		$ 4,415,776

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.23)%		(10,298)

NET ASSETS - 100.00%		$ 4,405,478

* Variable rate security; the rate shown represents the yield at October 31, 2007.

	The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Statement of Assets and Liabilities
October 31, 2007

Assets:
Investments, at Value (Cost $3,896,808)	$ 4,415,776
Cash	40,446
Receivables:
Due from Advisor	4,466
Dividends and Interest	4,865
Securities Sold	57,908
Shareholder Subscriptions	4,000
Prepaid Expenses	3,476
Total Assets	4,530,937
Liabilities:
Payable for Securities Purchased	109,355
Accrued Legal Fees	499
Accrued Compliance Fees	699
Accrued Transfer Agent Fees	1,263
Other Accrued Expenses	13,643
Total Liabilities	125,459
Net Assets	$ 4,405,478

Net Assets Consist of:
Paid In Capital	$ 3,551,311
Accumulated Undistributed Realized Gain on Investments	335,199
Unrealized Appreciation in Value of Investments	518,968
Net Assets, for 296,950 Shares Outstanding, 1,000,000,000 shares authorized
with a $0.01 par value per share	$ 4,405,478

Net Asset Value and Redemption Price Per Share	$ 14.84

Maximum Offering Price Per Share ($14.84/94.5%)	$ 15.70

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Statement of Operations
For the year ended October 31, 2007

Investment Income:
Dividends	$ 63,639
Interest	4,259
Total Investment Income	67,898

Expenses:
Advisory Fees (Note 3)	29,350
Sub-Advisory Fees	7,903
Legal Fees	23,678
Transfer Agent Fees	22,346
Audit Fees	13,397
Miscellaneous Fees	9,330
12b-1 fees Class A	9,314
12b-1 fees Class C	2
Custody Fees	4,535
Directors' Fees	3,933
Printing and Mailing Fees	3,165
Insurance Fees	2,509
Registration Fees	1,107
Officers Compensation	709
Compliance Fee	699
Total Expenses	131,977
Fees Waived and Reimbursed by the Advisor and Sub-Advisor (Note 3)	(57,469)
Net Expenses	74,508

Net Investment Loss	(6,610)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	350,424
Net Change in Unrealized Appreciation on Investments	199,117
Net Realized and Unrealized Gain on Investments	549,541

Net Increase in Net Assets from Operations	$ 542,931

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Statements of Changes in Net Assets

	For the Years
	Ended
	10/31/2007	10/31/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (6,610)	3,995
Net Realized Gain on Investments	350,424	75,653
Unrealized Appreciation on Investments	199,117	274,002
Net Increase in Net Assets Resulting from Operations	542,931	353,650

Distributions to Shareholders:
Net Investment Income - Class A	(72)	(4,392)
Net Investment Income - Class C	-	(2)
Realized Gains - Class A	(80,125)	(75,195)
Realized Gains - Class C	-	(52)
Net Decrease in Net Assets from Distributions	(80,197)	(79,641)

Capital Share Transactions:
Proceeds from Sale of Shares - Class A	1,778,138	814,888
Proceeds from Sale of Shares - Class C	-	-
Shares Issued on Reinvestment of Dividends - Class A	80,197	79,588
Shares Issued on Reinvestment of Dividends - Class C	-	53
Cost of Shares Redeemed - Class A	(332,166)	(299,203)
Cost of Shares Redeemed - Class C	(1,331)	-
Net Increase from Shareholder Activity	1,524,838	595,326

Net Assets:
Net Increase in Net Assets	1,987,572	869,335
Beginning of Year	2,417,906	1,548,571
End of Year (Including undistributed net investment income of $0 and
$72, respectively)	$ 4,405,478	$ 2,417,906

Share Transactions:
Shares Sold - Class A	129,422	65,857
Shares Sold - Class C	-	-
Shares Issued on Reinvestment of Dividends - Class A	6,034	6,914
Shares Issued on Reinvestment of Dividends - Class C	-	5
Shares Redeemed - Class A	(23,278)	(24,093)
Shares Redeemed - Class C	(101)	-
Net Increase in Shares	112,077	48,683
Outstanding at Beginning of Year	184,873	136,190
Outstanding at End of Year	296,950	184,873

The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Financial Highlights
Selected data for a share outstanding throughout each period.

					Period
	For the Years Ended				Ended
Class A Shares	10/31/2007	10/31/2006	10/31/2005	10/31/2004	10/31/2003 *

Net Asset Value, at Beginning of Period	$ 13.08	$ 11.37	$ 11.04	$ 10.53	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.03)	0.03	0.04	0.06	(0.01)
Net Gain on Securities (Realized and Unrealized)	2.14	2.25	1.39	0.52	0.54
Total from Investment Operations	2.11	2.28	1.43	0.58	0.53

Distributions (Net Investment Income)	0.00	(0.03)	(0.09)	(0.01)	0.00
Distributions (Realized Gains)	(0.35)	(0.54)	(1.01)	(0.06)	0.00
Total Distributions	(0.35)	(0.57)	(1.10)	(0.07)	0.00

Net Asset Value, at End of Period	$ 14.84	$ 13.08	$ 11.37	$ 11.04	$ 10.53

Total Return ***	16.48%	20.70%	13.41%	5.49%	5.30%	(b)

Ratios/Supplamental Data:
Net Assets at End of Period (Thousands)	$ 4,405	$ 2,417	$ 1,547	$ 999	$ 794
Before Waivers
Ratio of Expenses to Average Net Assets	3.54%	2.97%	3.64%	2.98%	2.72%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.72)%	(0.78)%	(1.28)%	(0.42)%	(0.85)%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%	0.19%	0.36%	0.56%	(0.13)%	(a)
Portfolio Turnover	95%	114%	247%	107%	25%

* Commenced operations on April 2, 2003
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of the financial statements.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

Note 1. Organization

The Penn Street Fund, Inc. (the “Company”) is an open-end, management investment company that was organized as a corporation in the State of Maryland on July 6, 1995. The Company is currently authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue such shares in multiple series and classes. The Company currently issues shares in one series, the Berkshire Advisors Select Equity Portfolio (the “Fund”). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is classified as a "non-diversified" mutual fund under the Investment Company Act of 1940 (“1940 Act”).

The Company has further divided the shares of the Fund into two classes, Class A shares which impose a front-end sales charge and Class C shares which impose a contingent deferred sales charge. Prior to December 31, 2003, the Company offered only No-load shares of the Fund. On December 31, 2003, the Company converted its existing No-load shares to Class A shares and permanently exempted existing Class A shareholder accounts from incurring sales charges on future purchases and exchanges of Class A shares of the Fund. As of June 6, 2007, the Board agreed to terminate Class C shares and remove them from future share offerings.

The Fund seeks to maximize total investment return by investing in a focused portfolio of predominately large capitalization stocks (greater than $6 billion).

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in accordance with accounting principles generally accepted in the United States of America.

Security Valuation- The Fund’s investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time, on the day of valuation. Securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Other securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the most recent bid price. Securities for which no quotations are readily available or for which the Fund's investment advisor believes the valuation does not reflect market value are valued at fair value as determined in good faith by the Fund's investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost, which approximates fair market value. The Fund may value their held securities by using an independent pricing service.

Federal Income Taxes- No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

Investment Transactions- Investment transactions are recorded based on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities, if any, are amortized/accreted to income over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

Distributions to Shareholders- The Fund generally declares dividends annually, on a date selected by the Fund's Board of Directors. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending October 31.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

Indemnifications- Under the Fund's organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3. Investment Management Agreement

Berkshire Advisors, Inc., 2240 Ridgewood Road, Wyomissing, Pennsylvania 19610, serves as investment advisor to the Fund. For its services to the Fund, the Advisor receives an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of the Fund. Prior to March 1, 2007, management fees included a fee equal to an annual rate of 1.00% of the Fund's average daily net assets paid to Penn Street Investment Advisors, Inc., investment advisor to the Fund, of which a fee equal to an annual rate of 0.75% was paid by Penn Street Investment Advisors, Inc. to Berkshire Advisors, Inc. as the Fund's sub-advisor. On or about March 1, 2007, Penn Street Investment Advisors, Inc. resigned as investment advisor to the Fund, and on March 6, 2007, the Fund's Board of Directors appointed Berkshire Advisors, Inc. (the “Advisor") as investment advisor and called a special meeting on April 27, 2007 of the Fund's shareholders to approve the engagement. The Board also entered into an interim agreement with Advisor wherein the Advisor receives the entire 1.00% management fee. For the period March 1, 2007 to October 31, 2007, the Advisor earned a fee of $26,737 from the Fund for Advisory services and for the period November 1, 2006 to February 28, 2007 earned a fee of $7,903 for sub-advisory service. Prior to March 1, 2007 Penn Street Investment Advisors, Inc. earned $2,613 from the Fund for Advisory Fees.

The Advisor has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 2.00%. However, in the event the Advisor does undertake such waivers and/or reimbursements, the Advisor may recover such waived fees and/or reimbursed expenses, at the Advisors discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time. For the year ended October 31, 2007 the Advisor waived $7,903 in Sub-Advisory Fees and $23,595 of its Advisory fees and reimbursed the Fund $20,000 and Penn Street Investment Advisors, Inc. waived $2,613 in Advisory fees and reimbursed the Fund $3,358. The Fund has agreed that any  operating  expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending October 31, 2007 if the total  expenses  for the Fund for each such year or years,  after  giving effect to the repayment,  do not exceed 2.00% of the average daily net assets  (or any  lower  expense  limitation  or limitations  to which the Advisor may agree).  At October 31, 2007, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
October 31, 2007	October 31, 2010	$26,737

Note 4. Related Party Transactions

Jay R. Kemmerer is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Kemmerer receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund. Certain officers and directors of the Fund are also officers and/or directors of the Advisor. David Jones of Drake Compliance is a director of the Fund and acts as the compliance officer as well as legal counsel for the Fund. Greg Getts of Mutual Shareholder Services acts as the assistant Secretary for the Fund and is also President of the Transfer Agent. As of October 31, 2007, the Fund owed $699 for Compliance Fees, $499 for Legal Fees. As legal counsel for the Fund, David Jones was paid $18,299 for the fiscal year ended October 31, 2007.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

Note 5. Distribution Plan

The Fund's Board of Directors has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under the 1940 Act, for each class of shares of the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate Unified Financial Services, Inc. (“UFSI”), the distributor, and other eligible entities for expenses relating to the promotion and sale of Fund shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Class A Plan, the Class A shares compensate UFSI and other eligible entities for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares. During the fiscal year ended October 31, 2007, distribution fees of $9,314 were paid by the Fund for Class A shares.

Under the Class C Plan, Class C shares compensate UFSI and other eligible entities for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee and 0.25% which is for the provision of shareholder services to such Class C shareholders) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to UFSI and other eligible entities to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing shareholder servicing fees to persons who have sold Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load and to permit UFSI to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. During the fiscal year ended October 31, 2007, distribution fees of $2 were paid by the Fund for Class C shares. As of June 6, 2007, the Board agreed to terminate Class C shares and remove them from future share offerings.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

Note 6. Capital Stock

The Fund is authorized to issue one billion of shares with $0.01 par value of separate series.  Paid in capital at October 31, 2007 was $3,551,311 representing 296,950 shares outstanding.

Note 7. Investment Transactions

For the year ended October 31, 2007, purchases and sales of investment securities other than U.S. Government obligations, aggregated $4,829,797 and $3,428,355, respectively.  There were no purchases and sales of U.S. Government obligations.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at October 31, 2007 was $3,897,628.

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

At October 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$620,956	($102,808)	$518,148

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed ordinary income	$175,722
Undistributed long-term capital gain	160,297
Unrealized appreciation on investments	518,148
$854,167

For federal income tax purposes the Fund paid an income distribution of $0.35 per share for a total distribution of $80,197 for the year ended October 31, 2007. The Fund paid an income distribution of $0.03 per share and a long term capital gain distribution of $0.54 for a total distribution of $79,641 for the year ended October 31, 2006.

The short-term and long-term distributions per share paid to shareholders as of December 28, 2007 were as follows:

Short-term distribution per share:	$0.599
Long-term distribution per share:	$0.5306

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Note 9.  Reclassification of Capital Accounts

In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital accounts.  The reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of October 31, 2007, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

Undistributed net investment income:	$ 6,610
Accumulated net realized gain:	(6,610)

Note 10. New Accounting Pronouncements

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementation of FIN 48 in a Fund’s calculation of net asset value per share as late as the Fund’s last such calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi-annual report on April 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In September 2007, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Investment Advisor’s Report

Helped by a strong global economy and supportive corporate earnings, large capitalization stocks performed well during the year ending October 31, 2007.  In the last three months of this period, equities were exposed to difficulty because of the turmoil in the credit market and losses beginning to surface from subprime mortgage investments.  Currently the financial markets remain concerned about higher energy prices, losses from subprime mortgages, and a slowdown in the US economy.

Against these rising concerns, I am pleased to report that the Penn Street Fund’s Berkshire Advisors Select Equity Portfolio posted a total return of 16.48% for the year ending 10-31-07.  PBKAX’s total return exceeded that of the unmanaged Standard & Poors 500 Composite Index which was 14.56% during the same period.

Leading Results

The Fund’s performance was helped by companies in the following sectors:  basic materials - Freeport McMoran  Copper & Gold (FCX); Energy - Chevron (CVX), Conoco Phillips (COP), Hess (HES); Industrials – Textron (TXT), Grainger (GWW), John Deere (DE); Technology – Hewlett Packard (HP); Financials – Prudential (PRU); and Transports – Union Pacific (UNP), CSX Corp (CSX).

Lagging Results

Lagging stocks which affected the portfolio were stocks with subprime loan exposure such as Merrill Lynch (MER), Bear Sterns (BSC) and MBIA, Inc. (MBI).  Despite the Federal Reserve’s start in lowering interest rates, this has not been enough in the short term to rebuild confidence around the mortgage-centered financials.

Looking Forward

The forward-looking economic picture will most certainly depend on the following factors: the impact of the housing decline, credit restructuring within the subprime space, US corporate earnings strength, sustainable employment and the strength of the global environment.

While most will agree that the US economy is slowing and the word recession keeps slipping into daily dialogue, I believe that the current economic backdrop creates opportunity to find under-valued companies.  Utilizing our quantitative discipline to identify those companies that present the best opportunity in the given market environment, is the foundation for our stock selection.

I believe that largely capitalized value, dividend-paying companies will still present attractive buying opportunities.  Our investment model’s quantitative discipline has served the Fund well in the past and I believe it will continue to do so in the future.

A special thanks to all of our new shareholders as well as our long-term shareholders who have continued to demonstrate their trust and confidence in our abilities to serve the Fund.

Sincerely,

Jay Kemmerer

President & CEO

Berkshire Advisors, Inc.

THE PENN STREET FUND, INC.
BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
Expense Illustration
October 31, 2007 (Unaudited)

Expense Example

As a shareholder of the Berkshire Advisors Select Equity Fund, you incur ongoing costs which typically consist of management fees, 12b-1 fees and other Fund expenses. This Example is intended to help you understand your ongoing costs

(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid

During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,

which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	May 1, 2007	October 31, 2007	May 1, 2007 to October 31, 2007

Actual	$1,000.00	$1,032.71	$10.25
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Company.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Mr. Jay R. Kemmerer 2240 Ridgewood Road, Wyomissing, PA 19610 47	Director, President, Treasurer; Indefinite. Since January, 2007.

President, Berkshire Advisors, Inc. Registered Investment Advisor - 2002 – present. President, Kemmerer & Co. Financial Planning - 1992 – Present. President, Jay R. Kemmerer d/b/a Berkshire Mortgage Company-Mortgage Broker Business 1998 - present

Mr. David Jones 719 Sawdust Road, Suite 113, The Woodlands, TX 77380 49	Director, Secretary, Chief Compliance Officer; Indefinite. Since February, 2007.

President, David D. Jones, Esq. & Assoc., P.C., a law firm - 1998 – present. Managing Member, Drake Compliance, LLC, a compliance consulting firm- 2004 – present. BA in Economics, The University of Texas at Austin- 1983 JD (cum laude), Saint Mary's University School of Law- 1994

The following table provides information regarding each Director who is not  an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Mr. Michael Ricca 11 Chillemi Ct Berlin, NJ	Independent Director; Indefinite. Mr. Ricca was voted as an Independent Director of the Company at the September, 2007 board meeting

President, Cornerstone Property Group LLC-- September 2002 - Present. Self-Employed CPA -- Nov. 1993-2002.  Assistant Manager, Tax Examinations, Smithkline Beecham Corp. --July 1990-Nov. 1993.  Senior Tax Associate, Coopers and Lybrand --July 1986-1990.  MS in Taxation, Temple University--June 1991. BS in Business Administration, Drexel University--June 1985

Mr. Nelson H. Long 322 Oak Hill Lane, Wyomissing, PA 19610 67	Independent Director; Indefinite. Mr. Long has served as an Independent Director since February, 2007.	Treasurer, County of Berks, PA - 2000 – present. BA, History & Political Science, Rutgers University- 1962. MBA, Accounting, Rutgers University- 1965
Mr. Scott L. Rehr 137 Fox Hill Drive, Wernersville, PA 19565 43	Independent Director; Indefinite. Mr. Rehr has served as an Independent Director since February, 2007.

Executive Director, Berks Connections, Pretrial Services- 2002 - Present - Non-profit social service agency assisting individuals involved in criminal justice system; Sr. Vice President & Managing Director, Emerald Advisers, Inc.- 1991 – 2002. President, Emerald Mutual Funds- 1992 – 2002. BA in Economics, Dickinson College -1985

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

ADDITIONAL INFORMATION

OCTOBER 31, 2007 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 839-6587 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at (800) 839-6587 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 839-6587.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors started the discussion regarding the renewal of the investment advisory agreement and reviewed the duties of fund directors in renewing investment advisory contracts.  The Board members stated that in renewing the Investment Advisory Agreement (the "Agreement") between the Company and the Adviser, the Board of Directors must consider and evaluate the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders.

To assist the Board in their renewal of the Agreement, written materials from the Adviser were provided in advance of the meeting for their review.  The Board reviewed the history of the Adviser, including its background and investment management experience. The Board then gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Board analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board then turned its attention to the terms of the proposed IA Agreement.  The lawyer informed the Board that the terms of the New Agreement was identical in all material respects to the Advisory Agreement under which Berkshire had been providing services to the Fund since the Fund’s inception, except that the fee was raised from 0.75% to 1.00% and the services formerly provided by PSAI would be provided by Berkshire.  Under the terms of the proposed New

THE PENN STREET FUND, INC.

BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

ADDITIONAL INFORMATION

OCTOBER 31, 2007 (UNAUDITED

Agreement with Berkshire, Berkshire would continue to be responsible for providing day-to-day investment advice and choosing the securities in which the Fund invests.  In addition, Berkshire would assume the reporting and oversight responsibilities formerly undertaken by PSAI.  Berkshire would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing.  The proposed New Agreement would have an initial term of two years, and could be renewed annually thereafter by affirmative vote of a majority of the Board of Directors and a separate concurring majority vote of the Company’s Independent Directors.  As was the case with the Sub-Advisory Agreement, the proposed New Agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice.  The proposed New Agreement would become effective immediately upon receipt of shareholder approval.  A copy of the proposed New Agreement with Berkshire is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as it fully set forth herein.

The Board then discussed the proposed fees payable to Berkshire for its services to the Fund under the proposed New Agreement.  The Board noted with approval that total investment management fees being paid by the Fund were currently 1.00% annually, paid to two separate firms undertaking different duties.  Under the New Agreement, all such duties would be performed by Berkshire for the same fee of 1.00%.  Accordingly, there was no net additional cost to the Fund’s shareholders.

Thereupon, after further consideration, the Board concluded that the Investment Advisory Agreement was fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that renewal of the Investment Advisory Agreement would be in the best interests of the Fund.

Tax Information

During the year ended October 31, 2007, the Fund paid a distribution from net investment income of $80,197 with a rate of $0.35 per share.

Shareholder Meeting

A meeting of shareholders of the Fund was held on April 27, 2007 to vote on the following matter:

Proposal

1.  To Approve the Investment Advisory Agreement.

Votes For

Votes Against

Votes Abstaining

In Person

       0

          0

              0

By Proxy

180,057.022

          0

                             0_______

Total

180,057.022

          0                                 0

Board of Directors and Officers

Jay R. Kemmerer

David Jones

Edmund B. Pyle III

Nelson H. Long

Scott L. Rehr

Investment Adviser

Penn Street Fund, Inc.

2240 Ridgewood Road, Suite 101

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

            8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

Harleysville National Bank, NA

3570 Hamilton Blvd., Suite 102

Allentown, PA 18103

Independent Auditors

Briggs Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102

Legal Counsel

David Jones & Associates

395 Sawdust Rd. #2148

The Woodlands, TX 77381

This report is provided for the general information of the shareholders of The Penn Street Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2.

Code of Ethics.

Code of Ethics -The Registrant's Code of Ethics is attached hereto as an exhibit.  As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. No waivers from a provision of the Code were granted during the period covered by this report.

Item 3.

Audit Committee Financial Expert.

The Registrant's Board of Directors currently has determined that Independent Director Michael Ricca has the requisite, knowledge and experience to serve as an audit committee financial expert and has  designated Mr. Ricca as an audit committee financial expert.

Item 4.

Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the Penn Street Fund, Inc. for the last two fiscal years by the principal accountant were $10,500 in 2007 and $15,000 in 2006.

(b) Audit-Related Fees. The aggregate audit related fees billed, other than those noted under "Audit Fees" Disclosure, billed to the Penn Street Fund for the last two fiscal years by the principal accountant were $10,500 in 2007 and $7,500 in 2006 related Form N-17f-2.

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $1,500 in 2007 and $3,000 in 2006, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 and $ 0, respectively.

(e)(1)

The audit committee does not have pre-approved policies and procedures. Instead, the audit committee or sub-audit committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was [zero percent (0%)].

(g)

All non-audit fees billed by the registrant's accountant for services rendered to the Fund for the last two fiscal years are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's accountant for the registrant's adviser.

(h)

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Schedule of Investments.

Included in Annual Report to Shareholders filed under Item 1 of this form.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)), as of a date within 90 days of the filing date of the report, the registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There has been no change in registrant's internal control that occurred during the reporting period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.

Exhibits.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Street Funds, Inc.

By (Signature and Title)*           /s/ John G. Roman

                                    --------------------------------------------

                                    John G. Roman, President

Date: January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Jay Kemmerer

By (Signature and Title)*

Jay Kemmerer, President

Date: January 9, 2008

/s/ Jay Kemmerer

By (Signature and Title)*

Jay Kemmerer, Treasurer

Date: January 9, 2008

o

Print the name and title of each signing officer under his or her signature.